               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20509

                            FORM 8-K-A1

                         CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                        December 23, 1998
                         Date of Report
               (Date of Earliest Event Reported)

                    COLE COMPUTER CORPORATION
     (Exact Name of Registrant as Specified in its Charter)

       Nevada                       0-23819                  76-0547762
(State or other juris-          (Commission File No.)       (IRS Employer
diction of incorporation)                                    I.D. No.)

                      11711 South Portland
                 Oklahoma City, Oklahoma 73170
            (Address of Principal Executive Offices)

                         (405) 692-5351
                 Registrant's Telephone Number


Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.

          (a)  Financial Statements of Businesses Acquired.

          See Agreement and Plan of Reorganization, Exhibits D and D-1;
and the Compilation Report and Balance Sheets of Cole Computer Corporation as of September 30, 1998, and December 31, 1997 (Unaudited), and related statements of income and retained earnings and cash flows for the nine months and year then ended. These exhibits were attached to the Company's 8-K Current Report dated December 23, 1998, which have been previously filed with the Securities and Exchange Commission and are incorporated herein by reference.

          Because the Company has been unable to locate certain books and records of its predecessor, Electronic Service Co., Inc., an Oklahoma corporation, the audited financial statements needed for the year ended December 31, 1998, will not be completed until mid-April, 1999. See the attached copy of a letter from the Company's accountants, Malone & Bailey, PLLC.

          Exhibits

          99.1      Letter from Malone and Bailey PLLC

         99.2 8-K Current Report dated December 23, 1998, with the following exhibits*

                    Agreement and Plan of Reorganization
                         Exhibit A-   Stockholders and Subscribers of
                                      of Electronic Service, Co., Inc.
                         Exhibit B-   Pandora's Financial Statements for
                                      the years ended 12/31/97 and 12/31/96
                         Exhibit B-1- Pandora's Unaudited Balance Sheet
                                      and Statement of Operations for the
                                      Nine Months ended 9/30/98
                         Exhibit C-   Pandora's Exceptions
                         Exhibit D-   Electronic Service Co., Inc. Unaudited
                                      Financial Statement for the period
                                      ended 12/31/97
                         Exhibit D-1  Electronic Service Co., Inc. Unaudited
                                      Balance Sheet for the period ended
                                      5/31/98
                         Exhibit E-   Electronic Service Co., Inc. Exceptions
                         Exhibit F-   Investment Letter
                         Exhibit G-   Pandora's Compliance Certificate
                         Exhibit H-   Electronic Service Co., Inc. Compliance
                                      Certificate

                    Certificate of Amendment effecting the name change to "Cole Computer Corporation" and the three for one forward split

                    Form 10-KSB Annual Report for the year ended December
                    31, 1997

                    Letter regarding change in certifying accountants

                    Information Statement

           * Incorporated by reference.

                           SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              COLE COMPUTER CORPORATION

Date: 3/15/99                 By: /s/ Homer O. Cole III
                              President and Director


Date: 3/15/99                 By: /s/ Cynthia A. Cole
                              Secretary and Director

Date: 3/15/99                 By: /s/ Kam Mar
                              Director

Date: 3/15/99                 By: /s/Shirley F. Hartley
                              Director